SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549


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                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) January 14, 1999.

                           Oakwood Mortgage Investors, Inc.
                         ---------------------------------------
                  (Exact name of registrant as specified in charter)


             North Carolina             333-58497            56-1886793
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    (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)            File Number)       Identification No.)

            7800 McCloud Road, Greensboro, North Carolina 27425-7081
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               (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code (336) 664-2400

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            (Former name or former address, if changed since last report.)

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Item 5. Other Events.

     On January 14, 1999, the Registrant expects to enter into an underwriting agreement with Credit Suisse First Boston Corporation and NationsBanc Montgomery Securities LLC (the "Underwriters"), pursuant to which the Underwriters will agreed to purchase and offer for sale to the public, $351,290,125 aggregate initial principal amount of the Registrant's Senior/Subordinated Pass-Through Certificates, Series 1999-A, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class B-1 and Class B-2 (the "Offered Securities"). The Offered Securities are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-58497), and are offered pursuant to a Prospectus, dated January 14, 1999, and a related Prospectus Supplement, dated January 14, 1999, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

     In connection with the offering of the Offered Securities, the Underwriters have prepared and disseminated to potential purchasers certain "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)," as such terms are defined in the No-Action response letters to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996), to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17, 1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such Series Term Sheets, Computational Materials and/or Structural Terms Sheet(s) as Exhibit 99.1.

Exhibits

99.1 Copy of "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)" as provided by Credit Suisse First Boston Corporation and NationsBanc Montgomery Securities LLC

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
                                  Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



January 12, 1999                          OAKWOOD MORTGAGE INVESTORS,
                                               INC.


                                          By: /s/ Douglas R. Muir
                                              ---------------------------------
                                          Name:  Douglas R. Muir
                                          Title: Vice President

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
                              INDEX TO EXHIBITS

                                                                            Page
                                                                            ----

99.1   Copy of "Series Term Sheets", "Computational
       Materials" and/or "Structural Terms Sheet(s)"
       as provided by Credit Suisse First Boston
       Corporation and NationsBanc Montgomery
       Securities LLC   ...................................................

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